POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Martin J. Wygod
                                                    ---------------------------
                                                    Signature


                                                        Martin J. Wygod
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Thomas R. Ferguson
                                                    ---------------------------
                                                    Signature


                                                        Thomas R. Ferguson
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Mervyn L. Goldstein
                                                    ---------------------------
                                                    Signature


                                                        Mervyn L. Goldstein
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Ray E. Hannah
                                                    ---------------------------
                                                    Signature


                                                        Ray E. Hannah
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Roger H. Licht
                                                    ---------------------------
                                                    Signature


                                                        Roger H. Licht
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Per G.H. Lofberg
                                                    ---------------------------
                                                    Signature


                                                        Per G.H. Lofberg
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Herman Sarkowsky
                                                    ---------------------------
                                                    Signature


                                                        Herman Sarkowsky
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Paul C. Suthern
                                                    ---------------------------
                                                    Signature


                                                        Paul C. Suthern
                                                    ---------------------------
                                                    Print Name

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James V. Manning, Charles A. Mele and Victor L. Marrero, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all Synetic, Inc. Registration Statements on Form S-8 relating to any Synetic, Inc. option plan or arrangement and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23 day of January 1997.

                                                     /s/Albert M. Weis
                                                    ---------------------------
                                                    Signature


                                                        Albert M. Weis
                                                    ---------------------------
                                                    Print Name